UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

MICROVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34170	91-1600822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18390 NE 68th Street

Redmond, Washington 98052

(Address of Principal Executive Offices) (Zip Code)

(425) 936-6847

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MVIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 16, 2023, MicroVision, Inc. (the “Company”) entered into an At-the-Market Issuance Sales Agreement (the “Sales Agreement”) with Craig-Hallum Capital Group LLC (“Craig-Hallum”). In connection with entry into the Sales Agreement, the Company and Craig-Hallum mutually agreed to terminate that certain At-The-Market Issuance Sales Agreement dated June 21, 2021 between the Company and Craig-Hallum as sales agent. Pursuant to the Sales Agreement, the Company may sell, at its option, up to an aggregate of $45 million in shares of its common stock through Craig-Hallum, as sales agent. Sales of the common stock made pursuant to the Sales Agreement, if any, will be made under the Company’s effective Registration Statement on Form S-3 filed on June 13, 2023 (the “Registration Statement”). Prior to any sales under the Sales Agreement, the Company will deliver a placement notice to Craig-Hallum that will set the parameters for such sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, any limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sales Agreement, Craig-Hallum may sell the shares, if any, only by methods deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including without limitation sales made directly through The Nasdaq Global Market, by means of ordinary brokers’ transactions, in negotiated transactions, to or through a market maker other than on an exchange or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, or at negotiated prices and/or any other method permitted by law. Craig-Hallum will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the shares in accordance with the terms of the Sales Agreement and any applicable placement notice. The Company cannot provide any assurances that it will issue any shares pursuant to the Sales Agreement.

The Company will pay Craig-Hallum a commission equal to 2.00% of any gross proceeds from the sale of shares of the Company’s common stock under the Sales Agreement. Pursuant to the terms of the Sales Agreement, the Company also provided Craig-Hallum with customary indemnification rights. The offering of common stock pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all of the common stock subject to the Sales Agreement and (ii) the termination of the Sales Agreement by the Company or Craig-Hallum. Either party may terminate the agreement in its sole discretion at any time upon written notice to the other party.

The Company currently anticipates that the net proceeds from the sale of the securities offered under the Registration Statement will be used for general corporate purposes, which may include, but are not limited to, working capital and capital expenditures.

***

Certain statements contained in this release, including those relating to the amounts sold pursuant to the terms of the Sales Agreement and the use of proceeds therefrom, and those statements using words such as “expects” or “intends” are forward-looking statements that involve a number of risks and uncertainties. Factors that could cause actual results to differ materially from those projected in our forward-looking statements include the following: our ability to successfully complete the offering on terms and conditions satisfactory to us; the possible adverse impact on the market price of our shares of common stock due to the dilutive effect of the securities to be sold in the offering; capital market risks; our ability to operate with limited cash or to raise additional capital when needed; market acceptance of our technologies and products or for products incorporating our technologies; the failure of our commercial partners to perform as expected under our agreements; our ability to identify parties interested in paying any amounts or amounts we deem desirable for the purchase or license of intellectual property assets; our or our customers’ failure to perform under open purchase orders; our financial and technical resources relative to those of our competitors; our ability to keep up with rapid technological change; government regulation of our technologies; our ability to enforce our intellectual property rights and protect our proprietary technologies; the ability to obtain additional contract awards and to develop partnership opportunities; the timing of commercial product launches and delays in product development; the ability to achieve key technical milestones in key products; dependence on third parties to develop, manufacture, sell and market our products; potential product liability claims; our ability to maintain our listing on The Nasdaq Stock Market, and other risk factors identified from time to time in our Securities Exchange Commission (“SEC”) reports, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and other reports filed with the SEC. These factors are not intended to represent a complete list of the general or specific factors that may affect us. It should be recognized that other factors, including general economic factors and business strategies, may be significant, now or in the future, and the factors set forth in this release may affect us to a greater extent than indicated. Except as expressly required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changes in circumstances or any other reason.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	At-the-Market Issuance Sales Agreement, dated June 16, 2023, by and between the Company and Craig-Hallum Capital Group LLC.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Drew Markham
Drew Markham
Vice President, General Counsel & Secretary

Date: June 16, 2023